UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

Tower Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor

New York, NY 10271

(Address of principal executive offices)

(212) 655-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Tower Group, Inc. (the “Company”) previously announced a proposed business combination (the “Merger”) with Canopius Holdings Bermuda Limited, a Bermuda limited company (“Canopius Bermuda”). In connection with the Merger, on August 31, 2012, Canopius Bermuda filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-183661), as amended, including by Amendment No. 6 on January 30, 2013 (as amended, the “Registration Statement”), which included the Company’s preliminary proxy statement that was filed separately on the same day and that also constituted a preliminary prospectus of Canopius Bermuda regarding the Merger. On January 31, 2013, the Registration Statement was declared effective by the SEC.

The Company has set the date for the special meeting of the stockholders of the Company at which the Company’s stockholders will consider approval of the Merger and the related matters for Tuesday, March 12, 2013, at 9:00 a.m. local time at the Millenium Hilton Hotel, 55 Church Street, New York, New York 10017. Assuming approval by the Company’s stockholders of the proposed Merger and satisfaction or waiver of all closing conditions, the Company currently anticipates the closing of the Merger will take place in March 2013.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements about the anticipated consummation of the Merger and other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to complete the transaction on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of the closing conditions related to the Merger. There can be no assurance that the Company will be able to complete the Merger on the anticipated terms, or at all. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2011, as amended by Form 10-K/A on January 16, 2013, which are available at the SEC’s website http://www.sec.gov. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company and Canopius Bermuda have filed documents with the SEC, including the filing by the Company of a definitive proxy statement/prospectus relating to the proposed Merger and the matters described above, and the filing by Canopius Bermuda of the Registration Statement that includes the proxy statement/prospectus relating to the proposed Merger and the matters described above. The Registration Statement has been declared effective by the SEC and a definitive proxy statement/prospectus has been filed with the SEC by the Company and is being mailed to the Company’s stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE RELATED DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CANOPIUS BERMUDA, THE PROPOSED MERGER AND THE MATTERS DESCRIBED ABOVE. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov, by directing a request to the Company’s Secretary at Tower Group, Inc., Attention: Secretary, 120 Broadway, 31st Floor, New York, New York 10271, or by calling the Company at 212-655-2000. Investors and security holders may obtain free copies of the documents filed with the SEC on the Company’s website at www.twrgrp.com under the heading “Investors” and then under the heading “SEC Filings.”

The Company and its directors and executive officers and Canopius Bermuda and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding these directors and executive officers and their special interests in the proposed Merger is included in the definitive proxy statement/prospectus described above. This document is available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at the Company as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: February 1, 2013	/s/ Elliot S. Orol
ELLIOT S. OROL Senior Vice President, General Counsel and Secretary